UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 10, 2004
                                 --------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                            Q-NET TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                         0-28659                75-2610514
         --------                         -------                ----------
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)

   13428 Maxella Avenue, Suite 291
      Marina Del Ray, California                                    90292
      --------------------------                                    -----
(Address of principal executive offices)                          (Zip Code)

                                  561-750-3922
                                  ------------
               Registrant's telephone number, including area code

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Moore Stephens Ellis Foster Ltd (the "Former Accountant") resigned as principal independent accountant of Q-Net Technologies, Inc. (the "Company") on February 27, 2004. The Company has engaged McClain & Company, L.C., as its principal independent accountant effective March 10, 2004. The decision to change principal independent accountants has been approved by the Company's board of directors.

The Former Accountant's report dated February 9, 2004 on the Company's consolidated balance sheets as of December 31, 2002, and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Former Accountant's auditors' report contained a separate paragraph stating that:

"The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

In connection with the audits of the fiscal year ended December 31, 2002, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in its report on the financial statements for such year.

In connection with the audits of the fiscal years ended December 31, 2002, the Former Accountant did not advise the Company with respect to any of the events, described in paragraph (a)(1)(iv) of Item 304 of Regulation S-B, except as follows: The Company provided the Former Accountant with a copy of the foregoing disclosures and requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures.

The Company has received the requested letter from the Former Accountant and a copy of the letter has been filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.

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

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        None.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial Statements of Business Acquired.

             None.

        (b)  Pro forma Financial Information.

             None.

        (c)  Exhibits.

Exhibit                              Description
-------     -----------------------------------------------------------------
 16.1       Letter of Moore Stephens Ellis Foster Ltd as Former Auditor dated
            February 27, 2004

ITEM 8. CHANGE IN FISCAL YEAR

        None.

ITEM 9. REGULATION FD DISCLOSURE

        None.

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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Q-NET TECHNOLOGIES, INC.

                                                  By:  /s/ Danny Hon
                                                       -----------------------
                                                       Danny Hon
                                                       Chief Financial Officer

Date:  March 10, 2004
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